UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2010

RUTH’S HOSPITALITY GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51485	72-1060618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 International Parkway, Suite 100, Heathrow, Florida 32746

(Address of Principal executive offices, including Zip Code)

(407) 333-7440

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

In connection with the previously announced rights offering by Ruth’s Hospitality Group, Inc. (the “Company”) of transferable subscription rights to the holders of the Company’s common stock, par value $0.01 per share (“Common Stock”), to purchase approximately 14.0 million shares of Common Stock, the Company is filing the items included as exhibits (other than Exhibit 99.8) to this current report on Form 8–K for the purpose of incorporating such items as exhibits in the Company’s Registration Statement on Form S–3 (File No. 333-160231).

Additionally, on January 21, 2010, the Company issued a press release announcing the filing of a Prospectus Supplement to its Registration Statement and a Definitive Proxy Statement with respect to its previously announced special meeting of shareholders. A copy of the press release is filed as Exhibit 99.8 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Subscription Rights Certificate

5.1	Opinion of Kirkland & Ellis LLP regarding the validity of the subscription rights and common stock being offered

10.1	Dealer Manager Agreement, dated as of January 21, 2010, between Ruth’s Hospitality Group, Inc. and Jefferies & Company, Inc.

23.1	Consent of Kirkland & Ellis LLP (included as part of Exhibit 5.1)

99.1	Form of Instructions as to Use of Subscription Rights Certificates

99.2	Form of Notice of Guaranteed Delivery for Subscription Rights Certificates

99.3	Form of Letter to Stockholders who are Record Holders

99.4	Form of Letter to Nominee Holders whose Clients are Beneficial Holders

99.5	Form of Letter to Clients of Nominee Holders

99.6	Nominee Holder Certification

99.7	Beneficial Owner Election Form (included as part of Exhibit 99.5)

99.8	Press release, dated January 21, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUTH’S HOSPITALITY GROUP, INC.

/S/ BRIAN M. JUDGE
Date: January 21, 2010	Name:	Brian M. Judge
	Title:	Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Subscription Rights Certificate

5.1	Opinion of Kirkland & Ellis LLP regarding the validity of the subscription rights and common stock being offered

10.1	Dealer Manager Agreement, dated as of January 21, 2010, between Ruth’s Hospitality Group, Inc. and Jefferies & Company, Inc.

23.1	Consent of Kirkland & Ellis LLP (included as part of Exhibit 5.1)

99.1	Form of Instructions as to Use of Subscription Rights Certificates

99.2	Form of Notice of Guaranteed Delivery for Subscription Rights Certificates

99.3	Form of Letter to Stockholders who are Record Holders

99.4	Form of Letter to Nominee Holders whose Clients are Beneficial Holders

99.5	Form of Letter to Clients of Nominee Holders

99.6	Nominee Holder Certification

99.7	Beneficial Owner Election Form (included as part of Exhibit 99.5)

99.8	Press release, dated January 21, 2010